UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement.

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YuMe, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On May 17, 2016, YuMe, Inc. issued the following press release:

YUME COMMENTS ON ISS REPORT

Urges Stockholders to Vote FOR on the WHITE Proxy Card Today

ISS Acknowledges VIEX’s Nominees’ Lack of Industry Experience

Redwood City, Calif. – MAY 17, 2016 – YuMe, Inc. (NYSE: YUME) (the “Company”), the global audience technology company powered by data-driven insights and multi-platform expertise, today commented on a report issued by Institutional Shareholder Services (“ISS”) regarding the election of directors at the Company’s 2016 Annual Meeting of Stockholders to be held on May 27, 2016.

“We are disappointed and believe ISS falls short by not endorsing our entire slate of directors, however we are pleased ISS has recommended for only one VIEX nominee, acknowledging the lack of industry experience held by the VIEX slate. We continue to believe that our current Board is best positioned to guide the Company as we pursue our strategic plan to create and enhance stockholder value. We urge stockholders to protect their investment in YuMe by voting ‘FOR’ the Board’s director nominees on the WHITE proxy card today.”

In its report, ISS acknowledged VIEX’s nominees’ clear lack of industry experience, stating:

•	“…the dissidents have not nominated a candidate with industry expertise, despite seeking to unseat two directors with media experience.”* (ISS Report, May 15, 2016, pages 19)

•	“…it may not be entirely prudent at this point to remove recently-added two industry experts…”* (ISS Report, May 15, 2016, pages 19)

ISS also commented on YuMe’s recent performance, stating:

•	“Although the first quarter is typically the weakest from a seasonal perspective, the company still managed to post positive adjusted EBITDA, with a quarterly EBITDA margin of 1.2 percent, compared to (4.7) percent in Q1 2015.”* (ISS Report, May 15, 2016, pages 13)

*	Permission neither sought nor obtained from ISS.

All stockholders of record as of March 31, 2016 are entitled to vote at the 2016 Annual Meeting of Stockholders. YuMe encourages all stockholders to carefully review its definitive proxy filing and other materials and vote only their WHITE proxy card.

For more information about YuMe’s 2016 Annual Meeting of Stockholders Shareholders Meeting, please visit www.YuMeStockholderValue.com.

If you have questions or need assistance voting your WHITE proxy card, please contact:

Innisfree M&A Incorporated
Stockholders in the U.S. and Canada may call toll-free: (888) 750-5834
Stockholders in other locations may call: + (412) 232-3651
Banks and Brokers may call collect: (212) 750-5833

Notice Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which involve risks and uncertainties. These forward-looking statements include but are not limited to statements regarding the proposed director nominees and YuMe’s future financial results. Actual results may differ materially from those anticipated in these forward-looking statements. Factors that might contribute to such differences include, among others, that historical growth rates and results may not be indicative of future growth rates and results; economic downturns and the general state of the economy; our ability to expand our customer base and increase sales to existing customers; unforeseen difficulties executing on our strategic activities; our ability to retain and hire necessary employees; the impact of seasonality on our business; our ability to successfully sell, integrate or maintain our programmatic solution; whether sufficient advertising customers or digital media property owners adopt our programmatic solution; our ability to develop innovative, new products and services on a timely and cost-effective basis; client acceptance of our products and services; unforeseen changes in expense levels; competition and the pricing strategies of our competitors, which could lead to pricing pressure; and the effect the announcement of the stockholder proposal and nominations may have on YuMe’s relationships with its stockholders and other constituencies and on our ongoing business operations. For more information regarding the risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward-looking statements, as well as risks relating to our business in general, we refer you to the “Risk Factors” section of YuMe’s most recent Quarterly Report on Form 10-Q and YuMe’s other filings, which are available on the Securities and Exchange Commission (“SEC”) Web site at www.sec.gov. These forward-looking statements are based on current expectations and YuMe assumes no obligation to update this information.

Important Additional Information

YuMe filed a proxy statement with SEC in connection with the solicitation of proxies for the 2016 Annual Meeting (the “Proxy Statement”) on April 14, 2016. YuMe, its directors and certain of its executive officers will be participants in the solicitation of proxies from stockholders in respect of the 2016 Annual Meeting. Information regarding the names of YuMe’s directors and executive officers and their respective interests in YuMe by security holdings or otherwise is set forth in the Proxy Statement. To the extent holdings of such participants in YuMe’s securities have or will change following the Proxy Statement, such changes will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Additional information can also be found in YuMe’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, filed with the SEC on March 10, 2016, and its Quarterly Report on Form 10-Q for the period ended March 31, 2016, filed with the SEC on May 6, 2016. Details concerning the nominees of YuMe’s Board of Directors for election at the 2016 Annual Meeting are included in the Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND STOCKHOLDERS OF YUME ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and stockholders will be able to obtain a copy of the definitive proxy statement and other documents filed by YuMe free of charge from the SEC’s website, www.sec.gov. YuMe stockholders will also be able to obtain, without charge, a copy of the definitive Proxy Statement and other relevant filed documents by directing a request by mail to Secretary, YuMe, Inc., 1204 Middlefield Road, Redwood City, 94063.

About YuMe

YuMe, Inc. (NYSE: YUME) is a leading provider of global audience technologies, curating relationships between brand advertisers and consumers of premium video content across a growing range of connected devices. Combining data-driven technologies with deep insight into audience behavior, YuMe offers brand advertisers end-to-end marketing software that establishes greater brand resonance with engaged consumers. It is the evolution of brand advertising for an ever-expanding video ecosystem. YuMe is headquartered in Redwood City, CA., with additional offices worldwide. For more information, visit YuMe.com/pr, follow @YuMeVideo and like YuMe on Facebook.

YuMe is a trademark of YuMe. All other brands, products or service names are or may be trademarks or service marks of their respective owners.

Contacts

Investor Relations

YuMe, Inc.

Gary J. Fuges, CFA, 650-503-7875

ir@yume.com

Innisfree M&A Incorporated

Larry Miller / Emily Rogers, 212-750-5833

lmiller@innisfreema.com / erogers@innisfreema.com

Media Relations

Sard Verbinnen & Co

John Christiansen / Meghan Gavigan, 415-618-8750

jchristiansen@sardverb.com / mgavigan@sardverb.com